EXHIBIT 10.31
STOCK OPTION AGREEMENT
(Nonstatutory Stock Options — 2004 Stock Incentive Plan)
     This Stock Option Agreement (this “Agreement”) is made to be effective as of December 28, 2006 (the “Grant Date”), by and between AirNet Systems, Inc., an Ohio corporation (the “Company”), and Bruce D. Parker (the “Optionee”).
WITNESSETH:
     WHEREAS, pursuant to the provisions of the AirNet Systems, Inc. 2004 Stock Incentive Plan (as amended, the “Plan”), the Compensation Committee (the “Committee”) of the Board of Directors of the Company administers the Plan; and
     WHEREAS, the Company has offered and the Optionee has accepted employment with the Company; and
     WHEREAS, in connection with the Optionee’s employment with the Company, the Company has agreed to grant nonstatutory stock options to the Optionee under the Plan; and
     WHEREAS, the Committee has determined that nonstatutory stock options to acquire an aggregate of 150,000 common shares, $0.01 par value (the “Common Shares”), of the Company should be granted to the Optionee under the terms and subject to the conditions set forth in this Agreement;
     NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:
     1. Grant of Options. The Company hereby grants to the Optionee nonstatutory stock options (the “Options”) to purchase an aggregate of 150,000 Common Shares of the Company. The Optionee may acquire one Common Share for each Option granted under the terms and subject to the conditions of this Agreement and the Plan. The Options are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
     2. Terms and Conditions of the Options.
          (A) Exercise Price. The exercise price (the “Exercise Price”) to be paid by the Optionee to the Company upon the exercise of the Options will be $2.95 per share, which was the closing price of the Common Shares of the Company as reported on the American Stock Exchange (“AMEX”) on the Grant Date. The Options may not be “repriced” (as defined under the rules adopted by the national securities exchange or other recognized market or quotation system upon or through which the Company’s Common Shares are then listed or traded) without the prior approval of the Company’s shareholders.
          (B) Exercise of the Options. The Options vested and became exercisable immediately upon grant as to 75,000 of the Common Shares subject to the Options. Except as otherwise provided in Section 6 of this Agreement, on December 27, 2007, the Options will vest and become exercisable as to the remaining 75,000 Common Shares subject to the Options, provided that the Optionee remains employed by the Company or a subsidiary of the Company on December 27, 2007.
     Any exercise of the vested and exercisable portion of the Options may be made in whole or in part; however, no single purchase of Common Shares upon exercise of the Options may be for fewer than the smaller of: (a) 100 Common Shares or (b) the full number of Common Shares as to which the Options are then vested and exercisable.
     Subject to the other provisions of this Agreement, if the Options vest and become exercisable as to certain Common Shares, the Options will remain vested and exercisable as to those Common Shares until the date of expiration of the term of the Options.
     The grant of the Options does not confer upon the Optionee any right to continue as an employee of the Company or any of its subsidiaries or limit in any way the right of the Company or any of its subsidiaries to terminate the employment of the Optionee at any time in accordance with the terms and subject to the conditions of the Employment Agreement, entered into on December 28, 2006, by the Company and the Optionee (the “Employment Agreement”), applicable law and the Company’s or the applicable subsidiary’s governing corporate documents.
          (C) Option Term. The Options will in no event be exercisable after December 27, 2016.
          (D) Method of Exercise. The Options may be exercised by giving written notice of exercise to the Company, in care of the Chief Financial Officer of the Company, stating the number of Common Shares subject to the Options in respect of which the Options are being exercised. Payment for all such Common Shares must be made to the Company at the time the Options are exercised in United States dollars in cash (including check, bank draft or money order payable to the order of the Company). Payment for such Common Shares may also be made (i) by tender of Common Shares already owned by the Optionee for at least six months (either by actual delivery of the already-owned Common Shares or by attestation) and having a fair market value (based on the closing sale price of the Common Shares of the Company as reported on AMEX or, if the Common Shares are not traded on AMEX, “fair market value” as defined in the Plan) on the date of tender equal to the Exercise Price, (ii) by a combination of the delivery of cash and the tender of already-owned Common Shares, or (iii) in such other manner as the Committee may determine to be permissible under the terms of the Plan. After payment in full for the Common Shares purchased under the Options has been made, the Company will take all such actions as are necessary to deliver appropriate share certificates evidencing the Common Shares purchased upon the exercise of the Options as promptly thereafter as is reasonably practicable.
          (E) Tax Withholding. The Company will withhold from other amounts owed to the Optionee, or require the Optionee to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements in respect of the exercise of the Options. These withholding tax requirements may be satisfied in one of several ways, including:
               (i) The Company may withhold the required amount from other amounts owed to the Optionee (e.g., salary);
               (ii) The Optionee may give the Company cash (including check, bank draft or money order payable to the order of the Company) equal to the amount required to be withheld or tender Common Shares of the Company already owned by the Optionee for at least six months (either by actual delivery of the already-owned Common Shares or by attestation) and having a fair market value (based on the closing sale price of the Common Shares of the Company as reported on AMEX or, if the Common Shares are not traded on AMEX, “fair market value” as defined in the Plan) on the exercise date equal to the amount required to be withheld; or
               (iii) The Company may withhold Common Shares otherwise issuable upon exercise of the Options having a fair market value (based on the closing sale price of the Common Shares as reported on AMEX or, if the Common Shares are not traded on AMEX, “fair market value” as defined in the Plan) on the exercise date equal to the amount required to be withheld (but only to the extent of the minimum amount required to be withheld to comply with applicable state, federal and local income, wage and employment tax laws).
     3. Adjustments upon Changes in the Common Shares.
          (A) If, during the term of the Options, there is a dividend or split in respect of the Common Shares, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change affecting the Common Shares, the Committee will appropriately adjust the number of Common Shares subject to the Options as well as the Exercise Price and any other factors, limits or terms affecting the Options.
          (B) Notice of any adjustment made pursuant to this Section 3 will be given by the Company to the Optionee.
     4. Acceleration of Options upon “Change in Control”. If a “Change in Control” (as defined under Section 409A of the Code and the regulations thereunder) occurs, then the unexercised portion of the Options (whether or not then exercisable by their terms) will become immediately vested and exercisable in full and the Optionee will receive, upon payment of the Exercise Price, securities or cash, or both, equal to those the Optionee would have been entitled to receive under the Plan or this Agreement if the Optionee had already exercised the unexercised portion of the Options.
     5. Assignability of Options. Subject to the terms and conditions of the Plan, the Optionee may transfer the Options to a revocable inter vivos trust, of which the Optionee is the settlor, or may transfer the Options to any member of the Optionee’s immediate family, any trust, whether revocable or irrevocable, established solely for the benefit of the Optionee’s immediate family, or any partnership or limited liability company whose only partners or members are members of the Optionee’s immediate family (“Permissible Transferees”). Any Options transferred to a Permissible Transferee will continue to be subject to all of the terms and conditions that applied to the Options before the transfer and to any other rules prescribed by the Committee. A Permissible Transferee may not retransfer the Options except by will or the laws of descent and distribution and then only to another Permissible Transferee.
     Except as described in the preceding paragraph, the Optionee may not transfer the Options except by will or by the laws of descent and distribution. If the Optionee dies, the person or persons entitled to exercise the unexercised portion of the Options will be determined in accordance with the provisions of the Plan.
     6. Exercise After Termination of Employment.
          (A) If the Optionee’s employment with the Company and all of the subsidiaries of the Company is terminated because of the Disability of the Optionee, the unexercised portion of the Options (whether or not then exercisable by their terms) will immediately become vested and exercisable in full and the right of the Optionee to exercise the Options will terminate upon the earlier to occur of the expiration of the term of the Options or 24 months after the date upon which the Optionee ceases to be an employee of the Company and all of the subsidiaries of the Company. For purposes of this Agreement, “Disability” has the meaning given to such term in Section 5(b) of the Employment Agreement.
          (B) If the Optionee’s employment with the Company and all of the subsidiaries of the Company is terminated because of the death of the Optionee, the unexercised portion of the Options (whether or not then exercisable by their terms) will immediately become vested and exercisable in full and the right of the Optionee’s Beneficiary to exercise the Options will terminate upon the earlier to occur of the expiration of the term of the Options or 24 months after the date of the Optionee’s death. For purposes of this Agreement, “Beneficiary” has the meaning given to such term in Section 2.06 of the Plan.
          (C) If the Optionee’s employment with the Company and all of the subsidiaries of the Company is terminated for Cause, the Options will, to the extent not previously exercised, expire immediately upon such termination of employment. For purposes of this Agreement, “Cause” has the meaning given to such term in Section 5(c) of the Employment Agreement.
          (D) If the Company terminates the employment of the Optionee with the Company and all of the subsidiaries of the Company without Cause, other than by reason of the death or Disability of the Optionee, the unexercised portion of the Options (whether or not then exercisable by their terms) will immediately become vested and exercisable in full and, for purposes of this Agreement and the Plan, such termination of the Optionee’s employment will be treated as a “Retirement” under the terms of the Plan. The right of the Optionee to exercise the Options will terminate upon the earlier to occur of the expiration of the term of the Options or 24 months after the date upon which the Optionee ceases to be an employee of the Company and all of the subsidiaries of the Company.
          (E) If the Optionee terminates his employment with the Company and all of the subsidiaries of the Company upon the voluntary transition of the chief executive officer’s responsibilities to another individual who has been selected and is reasonably acceptable to the Company’s Board of Directors as contemplated by Section 5(f) of the Employment Agreement, the unexercised portion of the Options (whether or not then exercisable by their terms) will immediately become vested and exercisable in full and, for purposes of this Agreement and the Plan, such termination of the Optionee’s employment will be treated as a “Retirement” under the terms of the Plan. The right of the Optionee to exercise the Options will terminate upon the earlier to occur of the expiration of the term of the Options or 24 months after the date upon which the Optionee ceases to be an employee of the Company and all of the subsidiaries of the Company.
          (F) If the Optionee terminates his employment with the Company and all of the subsidiaries of the Company for Good Reason (as defined in Section 5(g) of the Employment Agreement), the unexercised portion of the Options (whether or not then exercisable by their terms) will immediately become vested and exercisable in full and, for purposes of this Agreement and the Plan, such termination of the Optionee’s employment will be treated as a “Retirement” under the terms of the Plan. The right of the Optionee to exercise the Options will terminate upon the earlier to occur of the expiration of the term of the Options or 24 months after the date upon which the Optionee ceases to be an employee of the Company and all of the subsidiaries of the Company.
          (G) If the Optionee terminates his employment with the Company and all of the subsidiaries of the Company voluntarily in accordance with Section 5(e) of the Employment Agreement, the Options may be exercised (to the extent the Options were vested and exercisable at the time of such termination of employment) at any time within three months after the date upon which the Optionee ceases to be an employee of the Company and all of the subsidiaries of the Company, subject to the expiration of the term of the Options.
          (H) If the Company fails to extend the term of the Employment Agreement in accordance with Section 5(h) of the Employment Agreement, the unexercised portion of the Options (whether or not then exercisable by their terms) will immediately become vested and exercisable in full and, for purposes of this Agreement and the Plan, the Optionee will be deemed to have “Retired” under the terms of the Plan. The right of the Optionee to exercise the Options will terminate upon the earlier to occur of the expiration of the term of the Options or 24 months after the date upon which the Optionee ceases to be an employee of the Company and all of the subsidiaries of the Company.
     7. Section 11.05 of the Plan Inapplicable. The provisions of Section 11.05 of the Plan will not apply in respect of the Options.
     8. Buy Out of Options. At any time, the Committee, in its sole discretion and without the consent of the Optionee, may cancel any portion of the Options by providing to the Optionee written notice (a “Buy Out Notice”) of the Company’s intention to exercise the right reserved in this Section 8. If a Buy Out Notice is given, the Company will pay to the Optionee, in respect of each Common Share covered by the Options and subject to the Buy Out Notice, the difference between (i) the fair market value of the Common Shares (based on the closing sale price of the Common Shares as reported on AMEX or if the Common Shares are not traded on AMEX, “fair market value” as defined in the Plan) on the date of the Buy Out Notice and (ii) the Exercise Price. In the discretion of the Committee, such payment may be made with respect to not only that portion of the Options which is vested and exercisable on the date of the Buy Out Notice but also that portion of the Options which is not vested and exercisable on the date of the Buy Out Notice. The Company will complete any buy out made under this Section 8 as soon as administratively possible after the date of the Buy Out Notice. At the Committee’s option, payment of the buy out amount may be made in cash, in whole Common Shares or partly in cash and partly in whole Common Shares. The number of whole Common Shares, if any, included in the buy out amount will be determined by dividing the amount of the payment to be made in Common Shares by the fair market value of the Common Shares (based on the closing sale price of the Common Shares as reported on AMEX or if the Common Shares are not traded on AMEX, “fair market value” as defined in the Plan) on the date of the Buy Out Notice.
     9. Restrictions on Transfers of Common Shares. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the Company may postpone the issuance and delivery of Common Shares upon any exercise of the Options until completion of any stock exchange listing or registration or other qualification of such Common Shares under any state or federal law, rule or regulation as the Company may consider appropriate; and may require the Optionee when exercising the Options to make such representations and furnish such information as the Company may consider appropriate in connection with the issuance of the Common Shares in compliance with applicable law.
     Common Shares issued and delivered upon exercise of the Options will be subject to such restrictions on trading, including appropriate legending of share certificates to that effect, as the Company, in its discretion, shall determine are necessary to satisfy applicable legal requirements.
     10. Rights of the Optionee. The Optionee will have no rights as a shareholder of the Company with respect to any Common Shares of the Company covered by the Options until the date of issuance of share certificates to the Optionee evidencing such Common Shares.
     11. Governing Law. To the extent not preempted by federal law, this Agreement will be governed by and construed in accordance with the laws of the State of Ohio.
     12. Rights and Remedies Cumulative. All rights and remedies of the Company and of the Optionee enumerated in this Agreement are cumulative and, except as expressly provided otherwise in this Agreement, none will exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

     13. Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.
     14. Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance is determined to be invalid or unenforceable, then such determination will not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions will remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision will have the meaning which renders it enforceable.
     15. Number and Gender. When used in this Agreement, the number and gender of each pronoun will be construed to be such number and gender as the context, circumstances or its antecedent may require.
     16. Entire Agreement. This Agreement, including the references to the Plan and the Employment Agreement herein, constitutes the entire agreement between the Company and the Optionee in respect of the subject matter of this Agreement, and this Agreement, including the references to the Plan and the Employment Agreement herein, supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement will be binding upon either party to this Agreement unless contained in a writing signed by the party to be charged.
     17. Successors and Assigns of the Company. This Agreement will inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the Company.
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signatures on following page.)

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has executed this Agreement, in each case effective as of the Grant Date.

Company:

AIRNET SYSTEMS, INC.

By:	/s/ Gary W. Qualmann

Gary W. Qualmann Chief Financial Officer, Treasurer and Secretary

Optionee:

/s/ Bruce D. Parker

Bruce	D. Parker

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